ORGANIZATION AND NATURE OF BUSINESS	12 Months Ended	15 Months Ended
	Apr. 30, 2024	Jul. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION AND NATURE OF BUSINESS

Note 1: ORGANIZATION AND NATURE OF BUSINESS

Organization

Lazex Inc. (“Lazex”) was incorporated under the laws of the State of Nevada on July 12, 2015. On August 23, 2019, the majority owner of Lazex entered into a Stock Purchase Agreement with Slinger Bag Americas Inc., a Delaware corporation (“Slinger Bag Americas”), which was 100% owned by Slinger Bag Ltd. (“SBL”), an Israeli company. In connection with the Stock Purchase Agreement, Slinger Bag Americas acquired 2,500 shares of common stock of Lazex for $332,239. On September 16, 2019, SBL transferred its ownership of Slinger Bag Americas to Lazex in exchange for the 2,500 shares of Lazex acquired on August 23, 2019. As a result of these transactions, Lazex owned 100% of Slinger Bag Americas and the sole shareholder of SBL owned 2,500 shares of common stock (approximately 82%) of Lazex. Effective September 13, 2019, Lazex changed its name to Slinger Bag Inc.

On October 31, 2019, Slinger Bag Americas acquired control of Slinger Bag Canada, Inc., (“Slinger Bag Canada”) a Canadian company incorporated on November 3, 2017. There were no assets, liabilities or historical operational activity of Slinger Bag Canada.

On February 10, 2020, Slinger Bag Americas became the 100% owner of SBL, along with SBL’s wholly owned subsidiary Slinger Bag International (UK) Limited (“Slinger Bag UK”), which was formed on April 3, 2019. On February 10, 2021, Zehava Tepler, the owner of SBL, contributed Slinger Bag UK to Slinger Bag Americas for no consideration.

Effective February 25, 2020, the Company increased the number of authorized shares of common stock from 75,000,000 to 300,000,000 via a four-to-one forward split of its outstanding shares of common. All share and per share information contained in this report have been retroactively adjusted to reflect the impact of the stock split. Effective June 27, 2024, the Company increased the number of authorized shares of common stock from 300,000,000 to 1,000,000,000.

On June 21, 2021, Slinger Bag Americas entered into a membership interest purchase agreement with Charles Ruddy to acquire a 100% ownership stake in Foundation Sports Systems, LLC (“Foundation Sports”).

On February 2, 2022, the Company entered into a share purchase agreement with Flixsense Pty, Ltd. (“Gameface”). As a result of the share purchase agreement, Gameface became a wholly owned subsidiary of the Company.

On February 22, 2022, the Company entered into a merger agreement with PlaySight Interactive Ltd. (“PlaySight”) and Rohit Krishnan (the “Shareholders’ Representative”). As a result of the merger agreement, PlaySight would become a wholly owned subsidiary of the Company.

During April 2022, the Company determined that the technology utilized in the Foundation Sports acquired entity would take substantially more financial resources and more time to bring to market and achieve profitability than originally anticipated. As a result, the goodwill and intangible assets related to Foundation Sports were fully impaired as of April 30, 2022, resulting in an impairment loss of $3,486,599. In addition, during April 2022 the Company decided to sell a portion of Foundation Sports. The Company continued to classify Foundation Sports in continuing operations, until December 5, 2022 when it sold 75% of Foundation Sports back to the original owners at which time it deconsolidated this subsidiary and recorded a loss on the sale. The Company also determined to dispose of the PlaySight entity during the year ended April 30, 2023. The Company completed the sale in November 2022 and recorded a loss on the sale at that time.

In April 2022, the Company changed its domicile from Nevada to Delaware. On April 7, 2022, the Company effected a name change to Connexa Sports Technologies Inc. We also changed our ticker symbol, “CNXA”. Connexa is now the holding company under which Slinger Bag and Gameface reside.

The operations of Slinger Bag Inc., Slinger Bag Americas, Slinger Bag Canada, Slinger Bag UK, SBL and Gameface are collectively referred to as the “Company.”

On June 14, 2022, the Company effected a 1-for-10 reverse stock split, where the Company’s common stock began to trade on a reverse split adjusted basis. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. All references to the outstanding stock have been retrospectively adjusted to reflect this reverse split. The Company also consummated a public offering of shares of its common stock and the listing of its common stock on the Nasdaq Capital Market.

On November 17, 2022, Gabriel Goldman and Rohit Krishnan resigned from the Board of Directors of the Company. Gabriel and Rohit were members of the audit and compensation committees. Gabriel Goldman was a member of the Company’s Nominating and Corporate Governance Committee. Neither Gabriel nor Rohit advised the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

On November 27, 2022, the Company entered into a share purchase agreement (the “Agreement”) with PlaySight, Chen Shachar and Evgeni Khazanov (together, the “Buyer”) pursuant to which the Buyer purchased 100% of the issued and outstanding shares of PlaySight from the Company in exchange for (1) releasing the Company from all of PlaySight’s obligations towards its vendors, employees, tax authorities and any other (past, current and future) creditors of PlaySight; (2) waiver by the Buyer of 100% of the personal consideration owed to them under their employment agreements in the total amount of U.S. $600,000 (which would have been increased in December 2022 to U.S. $800,000); and (3) cash consideration of U.S. $2 million to be paid to the Company as follows:

(i)	A promissory note in the amount of U.S. $2 million was issued and delivered to the Company (the “Promissory Note”).

(ii)	The maturity date of the Promissory Note was December 31, 2023 subject to a one year extension in the discretion of the Buyer until December 31, 2024. The Buyer timely elected to extend the maturity date of the Promissory Note to December 31, 2024.

(iii)	The Promissory Note can be partially paid over the time, but in the event it is not paid in full by December 31, 2024, then the remaining amount due (i.e., U.S. $2 million less any amount paid) will be converted into ordinary shares of PlaySight (the “Deposited Shares”), which will be deposited with the escrow company of Altshuler Shaham Trust Ltd. (the “Escrow Agent”) for the benefit of the Company or, at the election of the Company, will be issued in the form of a stock certificate or recorded in some other market-standard format to be held by the Escrow Agent.

(iv)	The number of the Deposited Shares will be determined according to the post-money valuation of the last investment round of the Company, and in the absence of such investment round, the total number of the Deposited Shares will be $2 million divided by the Company’s valuation to be determined at that time by a third- party appraiser, to be nominated by both the Company and the Buyer (the “Appraiser”). The Company and the Buyer have agreed that the Appraiser will be Murray Devine Valuation Advisers, to the extent their cost of the appraisal will not be higher than the cost of other appraisers from the Big 4 accounting firms (i.e., E&Y, KPMG, PWC and Deloitte). The Company and the Buyer have agreed to split the cost of the Appraiser.

The Company has also released PlaySight from all of its obligations (except for those created by the Agreement) in respect of the Company, including any inter-company debts on the books, and the Buyer has released the Company from all of its obligations (except for those created by the Agreement) in respect of PlaySight and the Buyer.

The reason for the entry into the Agreement and the transactions contemplated thereby was to eliminate the need for the Company to provide further financing for PlaySight’s operations.

On December 5, 2022, the Company assigned 75% of its membership interest in Foundation Sports to Charles Ruddy, its founder and granted him the right for a period of three years to purchase the remaining 25% of its Foundation Sports membership interests for $500,000 in cash. As of December 5, 2022, the results of Foundation Sports will no longer be consolidated in the Company’s financial statements, and the investment was accounted for as an equity method investment. On December 5, 2022, the Company analyzed this investment and established a reserve for the investment at the full amount of $500,000. The Company intends to enter into a database access and marketing agreement with Foundation Sports pursuant to which Foundation Sports will (i) provide the Company with sporting or racquet facility information and contact data of its customers (subject to applicable law) and (ii) publish any promotional content, call to action, survey or similar promotional communications provided by the Company to Foundation Sport’s customers for its Customers to promote said material to their extended network of consumers in exchange for 7% of any gross revenue to be generated from such activities.

On March 7, 2023, Slinger Bag entered into an exclusive distribution agreement for Padel Tennis with a company located in Valencia, Spain called with Desarrollo y Promocion de Padel S.L. This agreement is contracted to deliver approximately $15 million in revenue by the end of 2028.

On September 13, 2023 the Company held a special meeting of stockholders in which the following items were approved: (i) the issuance of (i) 1,274 shares of the our common stock, par value $0.001 per share, that were issued on October 3, 2023, and, (ii) 14,753 shares of our common stock issuable upon exercise of Pre-Funded Warrants at an exercise price of $0.00002 per share, (iii) 16,026 shares of common stock issuable upon the exercise of 5-Year Warrants at an exercise price of $312 per share, (iv) 32,052 shares of common stock issuable upon the exercise of 7.5 Year Warrants at an exercise price of $344 per share and (v) 22,625 shares of our common stock issuable upon the exercise of 5.5 Year Warrants at an at an exercise price per share equal to $1,768per share to Armistice Capital Master Fund Ltd and (ii) a reverse stock split of our common stock within a range of 1-for-10 to 1-fo-40 (“Reverse Stock Split”), with the Board of Directors of the Company to set the specific ratio and determine the date for the reverse split to be effective and any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of stockholders, at any time within 12 months of the special meeting date.

On September 25, 2023, as a result of the shareholder approval obtained at the special meeting of stockholders on September 13, 2023 and the Reverse Stock Split, the aggregate number of Pre-Funded Warrants, 5-Year Warrants, 5.5-Year Warrants and 7-Year Warrants increased from 85,455 to 471,348 due to certain adjustments that were required to be made by the terms of the relevant warrants in the event of receipt of shareholder approval and the occurrence of the Reverse Stock Split.

On November 16, 2023, the Company entered into an agreement with Agile Capital Funding (the “ACF Agreement”) pursuant to which the Company sold $693,500 in future receivables to ACF (the “ACF Receivable Amount”) in exchange for $450,000 in cash. The Company agreed to pay ACF $28,895.83 each week until the ACF Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to ACF under the ACF Agreement, the Company granted to ACF a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

As previously disclosed on the Current Report on Form 8-K furnished with the SEC on September 9, 2020, the Company entered into a service agreement dated September 7, 2020 (the “YK Employment Agreement”) with Yonah Kalfa, the Company’s chief innovation officer and member of the Company’s board of directors. Pursuant to Sections 2.1(a) and 2.1(b) of the YK Employment Agreement, the Company owes Mr. Kalfa $1,137 in salary (the “Salary Compensation”) through January 31, 2024 to Mr. Kalfa.

The Company was unable to pay Mr. Kalfa any of the compensation in cash and, given Mr. Kalfa’s extraordinary contribution to the Company, pursuant to Section 2.1(b) of the YK Employment Agreement, on January 20, 2024 the Company agreed to pay $1 million of the $1.137 million owed (with Mr. Kalfa waiving the right to receive the $137,000 balance) via an issuance of shares of Common Stock as memorialized by that certain Deferred Payment Conversion Agreement with Mr. Kalfa, dated January 20, 2024 (the “2024 Agreement”). The 2024 Agreement sets forth the price per share of the shares to be issued (267,380), the number of shares to be issued using that price ($3.74), and the amount due to Mr. Kalfa through January 31, 2024.

Due to administrative delays, the Company did not issue the shares in January. Rather, on March 15, 2024, the Company issued 220,265 shares of Common Stock. This is the amount of stock owed for a $1 million payment at a conversion price of $4.54, which was the closing price of the Common Stock on March 13, 2024 (and a higher price than the closing price on March 14, 2024).

No shareholder approval was required for the issuance of the 220,265 shares because it was less than 20% of the number of the Company’s outstanding shares of Common Stock as of March 14, 2024 and was issued at a price per share ($4.54) above the Minimum Price as defined under Nasdaq Listing Rule 5635(d).

The Company sought and obtained shareholder approval, pursuant to Nasdaq Listing Rule 5635(c), to issue the balance of 47,115 shares (267,380 minus 220,265) to Mr. Kalfa.

The Shares were issued on May 24, 2024 without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering.

On January 20, 2024, the Company agreed to issue to Mike Ballardie, the Company’s chairman of the board and chief executive officer, warrants to purchase 317,514 shares of common stock (the “MB Warrants”) at an exercise price of $0.02 per share and with a term of 10-years as compensation for his extraordinary contribution to the company, in exchange for Mr. Ballardie’s waiver of his right to receive any bonus payments as described in clause 2.2 of his service agreement with Slinger Bag International (UK) Limited dated 1 November 2020 (the “Service Agreement”) to which he would otherwise be entitled to receive through January 31, 2024.

Acquisition and Recent Transactions

On March 18, 2024, the Company entered into a share purchase agreement (the “Share Purchase Agreement”) and a share exchange agreement (the “Share Exchange Agreement,” and together with the Share Purchase Agreement, the “Agreements”) to acquire a total of 70% of the issued and outstanding ordinary shares of Yuanyu Enterprise Management Co., Limited (“YYEM”), a Hong Kong company, from the sole shareholder of YYEM, Mr. Hongyu Zhou (the “Seller”), for a combined $56 million. The consummation of the transactions contemplated in the Agreements will result in a change in control of the Company as the shareholders of YYEM will become the owners 55.8% of the issued and outstanding shares of common stock of the Company (the “Common Stock”). As part of this transaction, as further described below under the heading of “The Separation Agreement”, the Company has agreed to sell its wholly owned subsidiary, Slinger Bag Americas Inc., to a newly established entity to be owned by Yonah Kalfa and Mike Ballardie.

The Acquisition Structure

Pursuant to the Share Purchase Agreement, the Company agreed to purchase, and the Seller agreed to sell, 2,000 ordinary shares of YYEM, representing 20% of the issued and outstanding ordinary shares of YYEM, for the purchase price of $16,500,000 (the “Share Purchase Consideration”), payable in cash (the “Share Purchase Transaction”). The Share Purchase Transaction closed on March 20, 2024.

Pursuant to the Exchange Agreement, the Company has agreed to purchase, and the Seller has agreed to sell, 5,000 ordinary shares of YYEM, representing 50% of the issued and outstanding ordinary shares of YYEM, for 8,127,572 newly issued shares of Common Stock to the Seller (the “Share Exchange Transaction,” and together with the Share Purchase Transaction, the “Transactions”). The shares are expected to represent 55.8% of the issued and outstanding shares of Common Stock as of the date of the closing of the Share Exchange Transaction (the “Share Exchange Consideration”).

The Exchange Shares will be issued without registration under the Securities Act, in reliance upon a safe harbor for offshore transactions or an exemption from registration for transactions not involving a public offering and, as such, will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act. Under Rule 144, the Exchange Shares generally may not be offered or sold publicly unless they have been held for at least six months and subject to other conditions.

Separation Agreement

In connection with the Exchange Transaction, the Company has agreed that at or prior to the closing date of the Acquisition (the “Closing Date”), it will enter into a separation agreement to sell, transfer and assign all or substantially all of its legacy business, assets and liabilities related to or necessary for the operations of its “Slinger Bag” business or products (the “Legacy Business”) to a newly established entity (“NewCo”), and that after the Closing Date, NewCo will have the sole right to and obligations of the Legacy Business and will be liable to the Company for any losses arising from third-party claims against the Company that arise from liabilities related to the Legacy Business (the “Separation”). NewCo will be owned by Yonah Kalfa and Mike Ballardie.

On a pro forma basis, as of April 30, 2024, the Legacy Business’ assets were approximately $5.1 million (which represents the assets of the Company as of January 31, 2024, minus, on a pro forma basis, the $16.5 million used for the purchase of 20% ownership of YYEM in April 2024), and the liabilities of the Legacy Business were $12.0 million (which represents the liabilities of the Company as of April 30, 2024).

Financial Accommodations

As an inducement to the Company to complete the Transactions, the Agreements provide that aggregate payments of (a) $4,500,000 shall be made to the Company in cash by YYEM and (b) $500,000 shall be made to NewCo (as defined under the header “The Separation Agreement”) in cash by YYEM, as follows: (i) $800,000 payable within two (2) business days of the date of the Agreements; (ii) $1,200,000 payable within three (3) business days of the Company changing its ticker symbol from “CNXA” to “YYAI,” or such other symbol as the parties may agree; (iii) $2,000,000 payable at the Closing and (iv) $500,000 to be paid within 30 days from the Closing Date and paid to NewCo. Out of the $4,500,000, the Company paid $2,142,857 to certain companies for arranging the Transactions.

Management following the Acquisition

At or after the Closing, the board of directors of Connexa (the “Board of Directors” or the “Board”) shall comprise those individuals designated by YYEM Seller, and all current members of the Board shall resign with such resignation being effective on the later of the Closing or the appointment or election of the new directors.

Closing Conditions

The Share Exchange, as amended, provides that:

●	on or before the Closing Date, the Company shall obtain approval from holders of shares of Common Stock for the Share Exchange Transaction and other matters related to the Share Exchange Transaction. Such stockholder approval was received on May 15, 2024;
●	on or before the Closing Date, the Company shall obtain approval from Nasdaq for the Reverse Stock Split of the Common Stock at a ratio to be determined by the parties;
●	as a condition to Closing, from the date of the Exchange Agreement through the Closing Date, the existing shares of Common Stock shall have been continually listed on Nasdaq, and the Company shall have not received a determination from Nasdaq indicating that the Common Stock will be delisted from Nasdaq; and
●	the Company and YYEM shall cooperate to effectuate a reverse stock split, obtain approval from Nasdaq of a new listing application to be submitted to Nasdaq in connection with the Share Exchange Transaction, and provide such information as is necessary for the Company to obtain shareholder approval of the Share Exchange Transaction and other matters relating thereto. The shareholder approval was obtained on May 15, 2024, and a new listing application was submitted to Nasdaq in May 2024, which is currently under review by Nasdaq.

We cannot provide assurance as to when, or if, all of the closing conditions will be satisfied or waived by the relevant party. As of the date of this prospectus, we have no reason to believe that any of the conditions will not be satisfied.

Closing Deliverables

At the Closing, the Company shall deliver to YYEM Seller the following:

●	copies of all resolutions of the Board of Directors authorizing the execution, delivery, and performance of the Exchange Agreement and the other agreements, instruments, and documents required to be delivered in connection with the Exchange Agreement or at the Closing to which the Company is a party and the consummation of the transactions contemplated hereby and thereby;

●	the Exchange Shares;

●	all documents, instruments, agreements and certificates that may be deliverable in connection with the performance or fulfilment of the conditions under Section 6.01 and Section 6.03 of the Exchange Agreement that are relevant to the Company;

●	a duly executed bought and sold note, as applicable; and

●	all other documents, instruments and writings which may be reasonably requested by YYEM Seller to be delivered by the Company at or prior to the Closing pursuant to the Exchange Agreement.

At the Closing, YYEM Seller shall deliver to the Company the following:

●	payment of the Closing Cash Payment (as defined in the Exchange Agreement);

●	a good standing certificate (or its equivalent) for YYEM from the relevant governmental authority of Hong Kong, if applicable, and each other jurisdiction where YYEM is qualified, registered, or authorized to do business, if any;

●	if the YYEM shares are represented by certificates, such certificates duly endorsed for transfer by YYEM Seller, as applicable;

●	a counterpart to any consents required in connection with the transactions contemplated by the Exchange Agreement;

●	all documents, instruments, agreements and certificates that may be deliverable in connection with the performance or fulfilment of the conditions under Section 6.01 and Section 6.02 of the Exchange Agreement that are relevant to YYEM Seller;

●	a duly executed bought and sold note as may be required under the law of Hong Kong; and

●	all other documents, instruments and writings which may be reasonably requested by YYEM Buyer to be delivered by YYEM Seller and YYEM at or prior to the Closing pursuant to the Exchange Agreement.

Termination

The Exchange Agreement may be terminated by mutual written consent of the Company and the YYEM Seller at any time before the Closing or by either the Company or the YYEM Seller at any time before the Closing if the Share Exchange Transaction has not been consummated by the date that is 180 days from the date of the Exchange Agreement (the “Termination Date”) or if any party breaches the Exchange Agreement with respect to the closing conditions and such breaches cannot be cured by the Termination Date. If the Exchange Agreement is terminated by the Company unilaterally and of its own volition other than due to the aforementioned termination conditions, the Company shall be liable for a termination fee in the amount of three times the fees and costs incurred by the YYEM Seller in connection with the Share Exchange Transaction up to a maximum amount in the aggregate of $600,000, with certain exceptions, including, but not limited to lack of SEC or Nasdaq approval of the Share Exchange Transaction or lack of approval from holders of shares of Common Stock.

Reverse Stock Split

The Company’s Board of Directors and stockholders have approved the Proposed Reverse Stock Split of its Common Stock within a range of 1-for-10 to 1-for-100, with the Board having set the specific ratio at 1-20 and determined the date for the Proposed Reverse Stock Split to be effective to be June 27, 2024.

Meged Agreements

On June 8, 2023, the Company entered into a merchant cash advance agreement with Meged Funding Group (“Meged”) pursuant to which the Company sold $315,689 in future receivables to Meged (the “Meged Receivables Purchased Amount”) to in exchange for payment to the Company of $210,600 in cash less fees of $10,580. The Company agreed to pay Meged $17,538 each week until the Meged Receivables Purchased Amount is paid in full.

On September 19, 2023, the Company entered into an agreement with Meged (the “Second Meged Agreement”) pursuant to which the Company sold $423,000 in future receivables to Meged (the “Meged Second Receivable Amount”) in exchange for paying the then outstanding balance of $70,153 of the Meged Receivables Purchased Amount in full with the balance being retained by the Company in cash for general purposes. The Company agreed to pay Meged $15,107 each week until the Meged Second Receivable Amount was paid in full.

In order to secure payment and performance of the Company’s obligations to Meged under the Second Meged Agreement, the Company granted to Meged a security interest in all accounts receivable and all proceeds therefrom as such term is defined by Article 9 of the Uniform Commercial Code (UCC). The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

UFS Agreement

On August 7, 2023, the Company entered into an agreement with UFS (the “UFS Agreement”) pursuant to which the Company sold $797,500 in future receivables (the “UFS Second Receivables Purchased Amount”) to UFS in exchange for payment to the Company of $550,000 in cash less fees of $50,000. The Company agreed to pay UFS $30,000 each week until the UFS Second Receivables Purchased Amount was paid in full.

In order to secure payment and performance of the Company’s obligations to UFS under the UFS Agreement, the Company granted to UFS a security interest in all accounts receivable and all proceeds therefrom as such term is defined by Article 9 of the Uniform Commercial Code (UCC). The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

Special Meeting of Stockholders

On September 13, 2023 the Company held a special meeting of stockholders in which the following items were approved: (i) the issuance of (i) 1,274 shares of the our common stock, par value $0.001 per share, that were issued on October 3, 2023, and, (ii) 14,753 shares of our common stock issuable upon exercise of Pre-Funded Warrants at an exercise price of $0.00002 per share, (iii) 16,026 shares of common stock issuable upon the exercise of 5-Year Warrants at an exercise price of $312 per share, (iv) 32,052 shares of common stock issuable upon the exercise of 7.5 Year Warrants at an exercise price of $344 per share and (v) 22,625 shares of our common stock issuable upon the exercise of 5.5 Year Warrants at an at an exercise price per share equal to $1,768per share to Armistice Capital Master Fund Ltd and (ii) a reverse stock split of our common stock within a range of one (1)-for-ten (10) to one (1)-for-forty (40) (“Reverse Stock Split”), with the Board of Directors of the Company to set the specific ratio and determine the date for the reverse split to be effective and any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of stockholders, at any time within 12 months of the special meeting date.

On September 25, 2023, as a result of the shareholder approval obtained at the special meeting of stockholders on September 13, 2023 and the Reverse Stock Split, the aggregate number of Pre-Funded Warrants, 5-Year Warrants, 5.5-Year Warrants and 7-Year Warrants increased from 85,455 to 471,348 due to certain adjustments that were required to be made by the terms of the relevant warrants in the event of receipt of shareholder approval and the occurrence of the Reverse Stock Split.

Armistice Transactions from September 2023 to April 2024

From September 18, 2023 through April 30, 2024, the Company issued Armistice 473,935 shares of Common Stock related to the exercise of the pre-funded warrants.

On October 11, 2023, the Company, the Lenders and the Agent (as defined in the LSA) entered into a loan and security modification agreement to allow for an additional loan of $1,000,000 pursuant to the loan and security modification agreement. In addition, on October 11, 2023, the Company agreed to issue warrants to purchase up to 8,460 shares of Common Stock at an exercise price of $138 per share (the “October Warrants”).

On December 6, 2023, the Company entered into an inducement offer letter agreement (the “Inducement Letter”) with Armistice with regard to certain of the Company’s existing warrants to purchase up to a total of 248,611 shares of Common Stock, consisting of: (i) 70,508 shares of Common Stock issuable upon the exercise of warrants issued on September 28, 2022 each at an exercise price of $35.46 per share with a term of five year (the “September 2022 Five Year Warrants”); (ii) 155,479 shares of Common Stock issuable upon the exercise of warrants issued on September 28, 2022 each at an exercise price of $70.92 per share with a term of seven and one half years (the “September 2022 Seven and a Half Year Warrants”); and (iii) 22,625 shares of Common Stock issuable upon the exercise of warrants issued on January 6, 2023 (the “January 2023 Warrants” and, together with the September 2022 Five Year Warrants and the September 2022 Seven and a Half Year Warrants, the “2022 and 2023 Warrants”).

Pursuant to the Inducement Letter, Armistice agreed to exercise for cash the 2022 and 2023 Warrants to purchase an aggregate of 248,611 shares of Common Stock at a reduced exercise price of $5.88 per share in consideration of the Company’s agreement to issue common stock purchase warrants to purchase up to an aggregate of 497,221 shares of Common Stock (the “December Warrants”). The Company received aggregate gross proceeds of $1,461,827.68 from the exercise of the 2022 and 2023 Warrants by the Holder, before deducting offering expenses payable by it. The transaction closed on December 7, 2023.

The resale of the shares of the Common Stock underlying the 2022 and 2023 Warrants and 224,472 shares of Common Stock owned by Sapir LLC, a consultant engaged by the Company were registered pursuant to an existing registration statement on Form S-1 (File No. 333-275407), declared effective by the Securities and Exchange Commission (the “SEC”) on December 4, 2023.

As of February 21, 2024, the total amount owed pursuant to the Note was $3,197,335.65. Of this amount, the Company received gross proceeds of $3 million from the Lenders.

On February 21, 2024, the Company and the Lenders and the Agent entered into a Waiver, Warrant Amendment and Second Loan and Security Modification Agreement (the “Waiver, Amendment, and Modification Agreement”).

Pursuant to the Waiver, Amendment, and Modification Agreement, the Lenders and the Agent agreed to waive certain events of default with regard to certain covenants and obligations the Company had pursuant to (a) that certain registration rights agreement between the Company and the Lenders and the Agent entered into in September 2022, (b) the LSA (as modified), and (c) the Inducement Letter.

Pursuant to the Waiver, Amendment, and Modification Agreement, the Company and the Lenders and the Agent agreed to modify the Loan and Security Agreement such that the Note is now convertible into up to 499,584 shares of Common Stock based on the agreed to conversion price of $6.40. The Company believed that the $6.40 conversion price meets the definition of “Minimum Price” in Nasdaq Listing Rule 5635(d).

Pursuant to the Waiver, Amendment, and Modification Agreement, the Lenders and the Agent agreed to use their reasonable best efforts to voluntarily convert all amounts owed under the Note on or prior to the last trading day before the trading day on which the next meeting of the Company’s shareholders would take place.

Pursuant to the Waiver, Amendment, and Modification Agreement, the Company and the Lenders and the Agent agreed that following shareholder approval, which the Company obtained on May 15, 2024, the October Warrants and December Warrants have been amended to lower the exercise price of such warrants to $3.20 per share.

Pursuant to the Waiver, Amendment, and Modification Agreement, the Company agreed that Slinger Bag Americas Inc., a Delaware subsidiary of the Company (“Slinger”) would, within ten (10) business days of the six month anniversary of the effectiveness of the registration statement on Form S-1 registering the shares of Common Stock issuable pursuant to the conversion of the Note (the “Effectiveness Date”), pay in cash to the Lenders and the Agent the difference, if any, between (i) $6 million (the “Guaranteed Amount”) and (ii) the combined gross proceeds realized by the Lenders and the Agent from its sale of the shares of Common Stock issued pursuant to (a) conversions of the Note and (b) exercises of the October Warrants and December Warrants(the “Realized Amount”). Slinger is obligated to fund an escrow account with $2 million within ten (10) weeks of February 21, 2024. The Company and the Lenders and the Agent also agreed that if, due to a Force Majeure Event, the Lenders and the Agent had not fully converted the Note prior to the six-month anniversary of the Effectiveness Date, the Company would repurchase the Note and the October Warrants and December Warrants by paying in cash to the Lenders and the Agent the difference, if any, between the Guaranteed Amount and the Realized Amount.

Pursuant to the Waiver, Amendment, and Modification Agreement, the Company and the Lenders and the Agent agreed that once the Note was fully repaid (either via a combination of cash payments and conversions into shares of Common Stock or just via conversions into shares of Common Stock) all liens and security interests of the Lenders and the Agent in any and all of the property of the Company and the Guarantors (as defined in the Waiver, Amendment, and Modification Agreement) would be automatically released and terminated, including without limitation, any liens and security interests evidenced by Uniform Commercial Code financing statements.

Pursuant to the Waiver, Amendment, and Modification Agreement, the Company agreed to prepare and file a registration statement on Form S-1 registering the shares of Common Stock issuable pursuant to the conversion of the Note with the SEC within five (5) business days of February 21, 2024 and use commercially reasonable best efforts to cause such registration statement to be declared effective by the SEC as soon as practical thereafter and, in any event, within thirty (30) calendar days of February 21, 2024. A registration statement was filed and became effective on March 1, 2024 in compliance with this obligation.

On April 15, 2024, the Company acknowledged and agreed to the entrance into a warrant purchase agreement (the “Morgan WPA”) by Armistice and Morgan Capital LLC (“Morgan”) pursuant to which Armistice sold the October and December 2023 Warrants to Morgan for $2,500,000 in cash. Pursuant to the Morgan WPA, Armistice agreed that the obligation of Slinger Bag Americas to, within 10 Business Days of the six month anniversary of the Waiver, Amendment, and Modification Agreement, pay in cash to Armistice the difference, if any, between (i) $6 million and (ii) the combined gross proceeds to be realized by the Holder from its sale of the Company’s common stock issued pursuant to (a) conversions of the note (which as of the date hereof has been fully converted into shares of the Company’s common stock) and (b) exercises of the Warrants would be terminated and of no further effect and force. In addition, pursuant to the Morgan WPA, Armistice agreed that the obligation of Slinger Bag Americas to maintain an escrow account with its counsel in the amount of no less than $2,000,000 would be terminated and of no further effect and force. Armistice further agreed that any and all liens and security interests of Armistice in any and all of the property of the Company and the Guarantors (as such terms are defined in the Waiver, Amendment, and Modification Agreement) would be automatically released and terminated, including without limitation, any liens and security interests evidenced by Uniform Commercial Code financing statements.

Amendment to Bylaws

On October 12, 2023, the Board of Directors of the Company approved an amendment to the Bylaws of the Company to reduce the percentage of shares of stock, issued and outstanding and entitled to vote, to be present in person or represented by proxy in order to constitute a quorum for the transaction of any business from a majority to thirty-three and one third percent (33 1/3%).

Share Issuance to Sapir

On November 14, 2023, the Company issued 11,224 shares of Common Stock to Sapir LLC. Sapir LLC is controlled by Aitan Zacharin, an investor relations and financial structuring consultant to the Company who is a party to an amended and restated consulting agreement with the Company dated April 30, 2020 (the “AZ Consulting Agreement”). Pursuant to the AZ Consulting Agreement, the Company owed Mr. Zacharin $127,500 as consulting fee compensation through November 30, 2023 (the “Consulting Fee Compensation”). In addition, the Company granted Mr. Zacharin $127,500 as discretionary compensation (“Discretionary Compensation”) pursuant to Section 2.1(d) of the AZ Consulting Agreement. In consideration of the Consulting Fee Compensation and the Discretionary Compensation, the issuance of shares of Common Stock consisted of (i) 8,017 shares of Common Stock as payment of the Consulting Fee Compensation, and (ii) 3,207 shares of Common Stock as payment of the Discretionary Compensation.

Nasdaq Compliance

On January 30, 2024, the Company received a letter from the staff of the Nasdaq Stock Market confirming that following the receipt of a an investment of $16.5 million as disclosed in the Company’s current report filed on Form 8-K on January 24, 2024 (i) the Company has regained compliance with the minimum shareholder equity requirement in Listing Rule 5550(b)(1) (the “Equity Rule”), as required by the Nasdaq Hearing Panel’s (“Panel”) decision dated April 12, 2023, as amended, and (ii) in application of Listing Rule 5815(d)(4)(B), the Company will be subject to a mandatory panel monitor for a period of one year from the date of such letter. If, within that one-year monitoring period, the Nasdaq Listing Qualifications staff (the “Staff”) finds that the Company is no longer in compliance with the Equity Rule, then, notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide Staff with a plan of compliance with respect to such deficiency and the Staff will not be permitted to grant additional time for the Company to regain compliance with respect to such deficiency, nor will the Company be afforded an applicable cure or compliance period pursuant to Rule 5810(c)(3). Instead, the Staff will issue a Delist Determination Letter and the Company will have an opportunity to request a new hearing with the initial Panel or a newly convened Hearings Panel if the initial Panel is unavailable. The Company will have the opportunity to respond/present to the Hearings Panel as provided by Listing Rule 5815(d)(4)(C) and the Company’s securities may at that time be delisted from Nasdaq.

It is further reported that, in application of Listing Rule 5815(d)(4)(B), the Company is also subject to a mandatory panel monitor in respect of its periodic filing requirements in Listing Rule 5250(c)(1) (the “Periodic Filing Rule”) for a period of one year from October 11, 2023. If, within that one-year monitoring period, the Staff finds the Company again out of compliance with the Periodic Filing Rule, notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide Staff with a plan of compliance with respect to that deficiency and Staff will not be permitted to grant additional time for the Company to regain compliance with respect to that deficiency, nor will the company be afforded an applicable cure or compliance period pursuant to Rule 5810(c)(3). Instead, Staff will issue a Delist Determination Letter and the Company will have an opportunity to request a new hearing with the initial Panel or a newly convened Hearings Panel if the initial Panel is unavailable. The Company will have the opportunity to respond/present to the hearing panel as provided by Listing Rule 5815(d)(4)(C) and the Company’s securities may at that time be delisted from Nasdaq.

On December 12, 2023, the Company received a letter (the “Notice”) from the Staff informing the Company that because the closing bid price for the Common Stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, the Company was not in compliance with the minimum bid price requirement for continued listing on Nasdaq as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was given a period of 180 calendar days from December 12, 2023, or until June 10, 2024, to regain compliance with the Minimum Bid Price Requirement.

On June 11, 2024, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that (i) the Company did not regained compliance with the Rule within the prescribed time period and is not eligible for a second 180-day remediation period. Specifically, the Company did not comply with the $5,000,000 minimum stockholders’ equity initial listing requirement for The Nasdaq Capital Market under the Equity Standard and (ii) unless the Company requests an appeal by June 18, 2024, of this determination, Nasdaq has determined that the Company’s securities will be scheduled for delisting from Nasdaq and will be suspended at the opening of business on June 21, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market (the “Delisting Determination”).

The Company appealed of the Delisting Determination on June 18, 2024 by requesting a hearing before the Panel to stay the suspension of the Company’s securities. The hearing panel date was set for July 25, 2024. Through the subsequent filing of the Form 25-NSE with the SEC. On June 27, 2024, the Company effected a 1-20 reverse stock split, which brought its share price to $8.31, which, in turn, caused the Company to regain compliance with the Minimum Bid Price Requirement and on July 11, 2024, the company’s closing bid price was in excess of $1 for a continuous 10-day trading period. On July 18, 2024, the Company received Nasdaq confirmation that the hearing has been cancelled and the Delisting Determination has been withdrawn.

There can be no assurance that the Company will be able to satisfy Nasdaq’s continued listing requirements.

The January 2024 Offering

On January 19, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with three investors (the “January 2024 Investors”) for the issuance and sale to each investor of (i) 116,510 shares of Common Stock and (ii) the Pre-Funded Warrants to purchase an aggregate of 1,258,490 shares of Common Stock at a combined purchase price of $0.40 per share of Common Stock for an aggregate amount of approximately $16.5 million. The Pre-Funded Warrants have an exercise price of $0.0002 per share of Common Stock and are exercisable beginning on May 15, 2024, the date stockholder approval was received and effective, allowing exercisability of Pre-Funded Warrants under Nasdaq rules until the Pre-Funded Warrants are exercised in full. The aggregate number of Shares issued to the January 2024 Investors is 349,530 and the aggregate number of Pre-Funded Warrants is 3,775,470.

From April 2024 through May 2024, the Company acknowledged and agreed to the entrance into certain warrant purchase agreements (the “WPAs”) by the January 2024 Investors and 10 purchasers (the “Pre-Funded Warrants Purchasers”) pursuant to which the January 2024 Investors sold all of the 3,775,470 Pre-Funded Warrants to Pre-Funded Warrants Purchasers for an aggregate amount of $18,877,350 in cash.

Share Issuance to Smartsports

On January 23, 2024, the Company issued 10,000 shares of Common Stock to Smartsports LLC. Smartsports LLC is an investor relations consultant to the Company who is a party to a consulting agreement with the Company dated January 23, 2024 (the “Smartsports Consulting Agreement”). Pursuant to the Smartsports Consulting Agreement, the Company agreed to issue and deliver to Smartsports LLC 10,000 shares of Common Stock as a consulting fee for the provision of investor relations services (the “Consulting Fee Compensation”) and use its commercially reasonable efforts to prepare and file with the Securities Exchange Commission a registration statement covering the resale of all of the shares on Form S-1 as soon as is reasonably practicable.

Agile Capital LLC Agreement

On January 10, 2024, the Company entered into an agreement with Agile Capital Funding, LLC (the “Agile Jan Agreement”) pursuant to which the Company sold $1,460,000 in future receivables to Agile Capital Funding, LLC (the “Agile Jan Receivable Amount”) in exchange for $1,000,000 in cash. The Company agreed to pay Agile Capital Funding, LLC (“Agile”) $52,142.86 each week until the Agile Receivable Amount is paid in full. In order to secure payment and performance of the Company’s obligations to Agile under the Agile Jan Agreement, the Company granted to Agile a security interest in all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral. The proceeds from the sale of future receivables were used, in part, to pay the outstanding balance of the ACF Receivable Amount (as defined below).

Cedar Advance Agreement No.1

On January 29, 2024, the Company entered into an agreement with Cedar Advance LLC (the “Cedar Agreement”) pursuant to which the Company sold $1,183,200 in future receivables to Cedar Advance LLC (the “Cedar Receivable Amount”) in exchange for $752,000 in cash. The Company agreed to pay Cedar Advance LLC (“Cedar”) $39,440 each week until the Cedar Receivable Amount is paid in full. In order to secure payment and performance of the Company’s obligations to Cedar under the Cedar Agreement, the Company granted to Cedar a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

Unique Funding Solutions Agreement

On March 6, 2024, the Company entered into an agreement (the “UFS Agreement”) with Unique Funding Solutions (“UFS”) pursuant to which the Company sold $323,350 in future receivables to UFS (the “UFS Receivable Amount”) in exchange for $200,000 in cash. The Company agreed to pay UFS $9,798.49 each week until the UFS Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to UFS under the UFS Agreement, the Company granted to UFS a security interest in all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

Cedar Advance Agreement No. 2

On April 3, 2024, the Company entered into an agreement with Cedar (the “Second Cedar Agreement”) pursuant to which the Company sold $438,000 in future receivables to Cedar (the “Second Cedar Receivable Amount”) in exchange for $285,000 in cash. The Company agreed to pay UFS $14,600 each week until the Second Cedar Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to Cedar under the Second Cedar Agreement, the Company granted to Cedar a security interest in all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

Cedar Advance Agreement No. 3

On April 22, 2024, the Company entered into an agreement with Cedar (the “Third Cedar Agreement”) pursuant to which the Company sold $481,800 in future receivables to Cedar (the “Third Cedar Receivable Amount”) in exchange for $310,200 in cash. The Company agreed to pay UFS $18,530.77 each week until the Third Cedar Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to Cedar under the Third Cedar Agreement, the Company granted to Cedar a security interest in all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

Operations

The Company operates in the sports equipment and technology business. The Company is the owner of the Slinger Launcher, which is comprised of a portable tennis ball launcher, a portable padel tennis ball launcher and a portable pickleball launcher and Gameface, providing AI technology and performance analytics.

From inception to date, we have been focused on the ball sport market globally. Our first product, the Slinger Bag Launcher, is a patented, highly portable, versatile and affordable ball launcher built into an easy to transport wheeled trolley bag.

Tennis ball machines have been around since the 1950’s when they were introduced by Rene Lacoste. Improvements to performance were made in the 1970’s when Prince started its tennis business on the back of its first product - Little Prince - which was a vacuum operated ball machine. In the 1990’s the first battery operated machines came to the market and since that time very little, if anything, has changed in the structure of ball machines products outside of added computerization. Typically, the machines being marketed by traditional ball machine brands are large, cumbersome and awkward to operate. They are also generally expensive - often well above U.S. $1,000 compared to the entry price of $700 for a Slinger Bag Launcher. We believe that up until the introduction of the Slinger Bag Launcher, the majority of traditional tennis ball machines were sold to tennis facilities, institutions and tennis teachers, with only a few being sold directly to tennis playing consumers.

Recent Events

On May 15, 2024, the Company held its 2024 annual general meeting of stockholders at which the following items were approved:

1.	The nominations of Mike Ballardie, Yonah Kalfa, Kirk Taylor, Stephen Crummey, and Rodney Rapson for election as directors at the Annual Meeting until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified.
2.	The appointment of Olayinka Oyebola & Co. to continue as our independent registered public accounting firm for the fiscal year ended April 30, 2024.
3.	The approval of the issuance of shares of our common stock pursuant to that certain Share Exchange Agreement dated March 18, 2024 (the “Exchange Agreement”) among the Company, Mr. Hongyu Zhou (the “YYEM Seller”), and Yuanyu Enterprise Management Co., Limited (“YYEM”), in exchange for 50% of the issued and outstanding ordinary shares of YYEM. The Exchange Agreement is a part of a transaction between the Company, YYEM Seller, and YYEM, whereby the Company agreed to purchase a total of 70% of the issued and outstanding ordinary shares of YYEM by entering into a share purchase agreement (the “Purchase Agreement”) and the Exchange Agreement as described in the Company’s Schedule 14A filed on May 2, 2024. Upon the closing of the Acquisition, YYEM Seller will be issued the number of Exchange Shares equal to 55.8% of the Company’s issued and outstanding shares of common stock immediately following the closing of the Acquisition, and Connexa stockholders as of immediately prior to the closing of the Acquisition will retain the balance of approximately 17.6% of such outstanding shares.
4.	The amendment to the Company’s certificate of incorporation to increase the authorized shares of its common stock from 300,000,000 shares to 1,000,000,000 shares.
5.	The approval of an amendment to the Company’s certificate of incorporation to authorize a reverse stock split of its common stock within a range of 1-for-10 to 1-for-100, with the Board of Directors of the Company to set the specific ratio and determine the date for the Reverse Stock Split to be effective.
6.	The approval of the separation of the Company’s “Slinger Bag” business and products and the transactions contemplated by the separation agreement related to the transaction contemplated by the Exchange Agreement (the “Share Exchange Transaction”) Once the Share Exchange Transaction is closed, the current board of directors of the Company will resign and will appoint YYEM’s slate of directors to the board, which will effect of a change of control of the Company, and the current business of the Company, including its liabilities, will be spun off and sold to a company to be owned and controlled by Yonah Kalfa, the founder of the Slinger Bag business and an officer and director of the company, and Mike Ballardie, the Company’s current chief executive officer and director. The Company’s current shareholders will not have a participation in the Slinger Bag business from the date of the closing of the Share Exchange Transaction and onward.
7.	The approval of the amendment to the exercise price of the Warrants held by Morgan Capital LLC to $3.20 per share.
8.	The approval of the issuance of shares of Common Stock to certain investors party to the Company’s securities purchase agreements entered into in January 2024 when the Company received an investment of $16,500,000 in cash in exchange for the issuance and sale to each Investor of (i) 116,510 shares of the Company’s common stock (the “Common Stock Shares”) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 1,258,490 shares of the Company’s common stock (the “Pre-Funded Warrant Shares”) at a combined purchase price of $4 per share of our common stock for an aggregate amount of approximately $16.5 million. The Pre-Funded Warrants have an exercise price of $0.0002 per share of Common Stock and became exercisable on May 15, 2024 allowing exercisability of the Pre-Funded Warrants under Nasdaq rules until the Pre-Funded Warrants are exercised in full. The aggregate number of Common Stock Shares issued was 349,530 and the aggregate number of Pre-Funded Warrant Shares to be issued is 3,775,470.

9.	The approval of the issuance of 47,116 shares of Common Stock to Yonah Kalfa. As previously disclosed on the Current Report on Form 8-K furnished with the SEC on September 9, 2020, the Company entered into a service agreement dated September 7, 2020 (the “YK Employment Agreement”) with Yonah Kalfa, the Company’s chief innovation officer and a member of the Company’s Board. Pursuant to Sections 2.1(a) and 2.1(b) of the YK Employment Agreement, the Company owed Mr. Kalfa $1,137,000 in salary (the “Salary Compensation”) through January 31, 2024. The Company was unable to pay Mr. Kalfa any of the compensation in cash and, given Mr. Kalfa’s extraordinary contribution to the Company, pursuant to Section 2.1(b) of the YK Employment Agreement, the Company agreed to pay $1 million of the $1.137 million owed (with Mr. Kalfa waiving the right to receive the $137,000 balance) via an issuance of shares of Common Stock as memorialized by that certain Deferred Payment Conversion Agreement with Mr. Kalfa, dated January 20, 2024 (the “2024 Agreement”). The 2024 Agreement sets forth the price per share of the shares to be issued (267,380), the number of shares to be issued using that price ($3.74), and the amount due to Mr. Kalfa through January 31, 2024. Due to administrative delays, the Company did not issue the shares in January 2024. Rather, on March 15, 2024, the Company issued 220,265 shares of Common Stock. This is the amount of stock owed for a $1 million payment at a conversion price of $4.54, which was the closing price of the Common Stock on March 13, 2024 (and a higher price than the closing price on March 14, 2024).
10.	The approval of the issuance of 50,000 shares of Common Stock to each of Yonah Kalfa, Mike Ballardie and Kirk Taylor and 25,000 shares of common stock to each of Rodney Rapson and Steven Crummey, our directors, for their services and extraordinary contribution to the Company.
11.	The approval of the issuance of 16,750 shares of Common Stock to each of Juda Honickman, the Company’s chief marketing officer, and Mark Radom, the Company’s general counsel, for their services and extraordinary contribution to the Company.
12.	The approval of the amendment of the 2020 Slinger Bag Inc. Global Share Incentive Plan to make an additional 1,500,000 shares of the Common Stock available for the issuance of awards under the plan.

On June 27, 2024, the Company effected a 1-20 reverse stock split. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. All references to the outstanding stock and per share amounts have been retrospectively adjusted to reflect this reverse split.

The Company operates in the sport equipment and technology business. The Company is the owner of the Slinger Launcher, which is a portable tennis ball launcher as well as other associated tennis accessories and Gameface AI an Australian artificial intelligence sports software company.

The operations of Slinger Bag Inc., Slinger Bag Americas, Slinger Bag Canada, Slinger Bag UK, SBL, and Gameface are collectively referred to as the “Company.”

Basis of Presentation

The accompanying consolidated financial statements of the Company are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). As a result of the transactions described above, the accompanying consolidated financial statements include the combined results of Slinger Bag Inc., Slinger Bag Americas, Slinger Bag Canada, Slinger Bag UK, SBL, and Gameface for the years ended April 30, 2024, and 2023. The operations of Foundation Sports and PlaySight are included as discontinued operations in our statements of operations as these entities were sold in November 2022 and December 2022 as disclosed in Note 16.

Impact of Russian and Ukrainian Conflict and Israel-Hamas War

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. We are closely monitoring the unfolding events due to the Russia-Ukraine conflict and its regional and global ramifications. We have one distributor in Russia, which is not material to our overall financial results. We do not have operations in Ukraine or Belarus.

In October 2023, Hamas attacked Israel and has been engaged in warfare with Israel to-date.

We are monitoring any broader economic impact from these conflicts. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements. However, to the extent that such military action spreads to other countries, intensifies, or otherwise remains active, such action could have a material adverse effect on our financial condition, results of operations, and cash flows.

Note 1: ORGANIZATION AND NATURE OF BUSINESS

Organization

Lazex Inc. (“Lazex”) was incorporated under the laws of the State of Nevada on July 12, 2015. On August 23, 2019, the majority owner of Lazex entered into a Stock Purchase Agreement with Slinger Bag Americas Inc., a Delaware corporation (“Slinger Bag Americas”), which was 100% owned by Slinger Bag Ltd. (“SBL”), an Israeli company. In connection with the Stock Purchase Agreement, Slinger Bag Americas acquired 50,000 shares of common stock of Lazex for $332,239. On September 16, 2019, SBL transferred its ownership of Slinger Bag Americas to Lazex in exchange for the 50,000 shares of Lazex acquired on August 23, 2019. As a result of these transactions, Lazex owned 100% of Slinger Bag Americas and the sole shareholder of SBL owned 50,000 shares of common stock (approximately 82%) of Lazex. Effective September 13, 2019, Lazex changed its name to Slinger Bag Inc.

On October 31, 2019, Slinger Bag Americas acquired control of Slinger Bag Canada, Inc., (“Slinger Bag Canada”) a Canadian company incorporated on November 3, 2017. There were no assets, liabilities or historical operational activity of Slinger Bag Canada.

On February 10, 2020, Slinger Bag Americas became the 100% owner of SBL, along with SBL’s wholly owned subsidiary Slinger Bag International (UK) Limited (“Slinger Bag UK”), which was formed on April 3, 2019. On February 10, 2020, the owner of SBL, contributed Slinger Bag UK to Slinger Bag Americas for no consideration.

On June 21, 2021, Slinger Bag Americas entered into a membership interest purchase agreement with Charles Ruddy to acquire a 100% ownership stake in Foundation Sports Systems, LLC (“Foundation Sports”). On December 5, 2022, the Company sold 75% of Foundation Sports back to the original sellers. As a result, at that time, the Company recorded a loss on the sale and deconsolidated Foundation Sports.

On February 2, 2022, the Company entered into a share purchase agreement with Flixsense Pty, Ltd. (“Gameface”). As a result of the share purchase agreement, Gameface became a wholly owned subsidiary of the Company.

On February 22, 2022, the Company entered into a merger agreement with PlaySight Interactive Ltd. (“PlaySight”) and Rohit Krishnan (the “Shareholders’ Representative”). As a result of the merger agreement, PlaySight would become a wholly owned subsidiary of the Company. In November 2022, the Company sold PlaySight and recorded a loss on the sale.

On May 16, 2022, the Company changed its domicile from Nevada to Delaware. On April 7, 2022, the Company effected a name change to Connexa Sports Technologies Inc. We also changed our ticker symbol, “CNXA”.

On June 14, 2022, the Company effected a 1-for-10 reverse stock split, where the Company’s common stock began to trade on a reverse split adjusted basis. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. All references to the outstanding stock have been retrospectively adjusted to reflect this reverse split. The Company also consummated a public offering of shares of its common stock and the listing of its common stock on the Nasdaq Capital Market.

Although the Company is currently in compliance with Nasdaq listing requirements, if the Company loses its compliance with the minimum shareholder equity requirement in Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”), then, notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide Nasdaq with a plan of compliance with respect to such deficiency and Nasdaq will not be permitted to grant additional time for the Company to regain compliance with respect to such deficiency, nor will the Company be afforded an applicable cure or compliance period pursuant to Rule 5810(c)(3). Instead, Nasdaq will issue a delist determination letter and the Company will have the opportunity to request a new hearing. The Company will have the opportunity to respond/present to the hearing panel as provided by Listing Rule 5815(d)(4)(C) and the Company’s securities may at that time be delisted from Nasdaq.

On January 19, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with three investors (the “January 2024 Investors”) for the issuance and sale to each investor of (i) 116,510 shares of Common Stock (the “Shares”) and (ii) pre-funded warrants to purchase an aggregate of 1,258,490 shares of Common Stock (the “Pre-Funded Warrants”) at a combined purchase price of $4 per share of Common Stock for an aggregate amount of approximately $16.5 million. The Pre-Funded Warrants have an exercise price of $0.0002 per share of Common Stock and became exercisable beginning on May 15, 2024, the date stockholder approval was received and effective, allowing exercisability of Pre-Funded Warrants under Nasdaq rules until the Pre-Funded Warrants are exercised in full. The aggregate number of shares issued to the January 2024 Investors is 349,530 and the aggregate number of Pre-Funded Warrants is 3,775,470.

From April 2024 through May 2024, the Company acknowledged and agreed to the entrance into certain warrant purchase agreements (the “WPAs”) by the January 2024 Investors and 10 purchasers (the “Pre-Funded Warrant Purchasers”) pursuant to which the January 2024 Investors sold all of the 3,775,470 Pre-Funded Warrants to Pre-Funded Warrant Purchasers for an aggregate amount of $18,877,350 in cash.

On June 27, 2024, the Company (i) increased the number of authorized shares of common stock from 300,000,000 to 1,000,000,000 and (ii) effected a 1-for-20 reverse stock split, where the Company’s common stock began to trade on a reverse split adjusted basis. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock.

On May 28, 2024, the Company filed a registration statement in respect of 1,925,000 shares of its common stock consisting of (a) 349,530 Shares and (b) 1,575,470 shares of Common Stock issuable upon the exercise of the Pre-Funded Warrants and on August 21, 2024 such registration statement became effective.

The Company currently operates in the sport equipment and technology business. The Company is the owner of the Slinger Launcher, which is a portable tennis ball launcher as well as other associated tennis accessories and Gameface AI an Australian artificial intelligence sports software company.

The operations of Slinger Bag Inc., Slinger Bag Americas, Slinger Bag Canada, Slinger Bag UK, SBL, and Gameface AI are collectively referred to as the “Company.”

Basis of Presentation

The accompanying condensed consolidated financial statements of the Company are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). As a result of the transactions described above, the accompanying consolidated financial statements include the combined results of Slinger Bag Inc., Slinger Bag Americas, Slinger Bag Canada, Slinger Bag UK, SBL, and Gameface for the periods ended July 31, 2024 and 2023.

Impact of COVID-19 Pandemic

The Company continues to carefully monitor the global COVID-19 pandemic status and its impact on its business. In that regard, while the Company has continued to sell its products it has previously experienced certain minor disruptions in its supply chains. The Company expects the significance of the COVID-19 pandemic, including the extent of its effect on the Company’s financial and operational results, to be dictated by, among other things, the on-going global efforts to contain it. While the Company has not experienced any material disruptions to its business and operations as a result of the COVID-19 pandemic, it is possible such disruptions may occur in the future which may impact its financial and operational results, and which could be material.

Impact of Russian and Ukrainian Conflict

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. We are closely monitoring the unfolding events due to the Russia-Ukraine conflict and its regional and global ramifications. We have one distributor in Russia, which is not material to our overall financial results. We do not currently have operations in Ukraine or Belarus. We are monitoring any broader economic impact from the current crisis. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements. However, to the extent that such military action spreads to other countries, intensifies, or otherwise remains active, such action could have a material adverse effect on our financial condition, results of operations, and cash flows.

Impact of Israel and Hamas Conflict

Because we develop products in Israel and our chief marketing officer is located in Israel, our business and operations are directly affected by economic, political, geopolitical and military conditions affecting Israel. Since the establishment of the State of Israel in 1948, a number of armed conflicts have occurred between Israel and its neighboring countries and other hostile non-state actors. These conflicts have involved missile strikes, hostile infiltrations and terrorism against civilian targets in various parts of Israel, which have negatively affected business conditions in Israel.

On October 7, 2023, Hamas militants and members of other terrorist organizations infiltrated Israel’s southern border from the Gaza Strip and conducted a series of terror attacks on civilian and military targets. Thereafter, these terrorists launched extensive rocket attacks on the Israeli population and industrial centers located along the Israeli border with the Gaza Strip. As of October 7, 2023 , such attacks collectively resulted in over 1,478 deaths and over 5,400 injured people, in addition to the kidnapping of a currently indefinite number of civilians, including women and children. Shortly following the attack, Israel’s security cabinet declared war against Hamas.

The intensity and duration of Israel’s current war against Hamas is difficult to predict, and as are such war’s economic implications on the Company’s business and operations and on Israel’s economy in general. On October 9, 2023, the Central Bank of Israel announced its intent to sell up to $30 billion order to protect the New Israeli Shekel (“NIS”) from collapse, however despite the foregoing announcement the NIS weakened to approximately 3.92 NIS for one US dollar as of the same day. In addition, on October 9, 2023, the Tel Aviv-35 stock index of blue-chip companies dropped by 6.4% whereas the benchmark TA-125 index fell by 6.2%. These events may imply wider macroeconomic indications of a deterioration of Israel’s economic standing, which may have a material adverse effect on the Company and its ability to effectively conduct is business, operations and affairs.

On July 31, 2024, Hamas leader, Ismail Haniyeh, was assassinated in Tehran, Iran, which, although not commented on or confirmed by Israel, is largely believed to be attributable to Israel. On July 31, 2024, Israel killed Fouad Shukur, a Hezbollah commander in Lebanon. These actions have caused both Iran and Hezbollah to threaten to retaliate against Israel (although to-date, no retaliatory actions have been confirmed).

It is possible that other terrorist organizations will join the hostilities as well, including Palestinian military organizations in the West Bank. In the event that hostilities disrupt the development of our products, our ability to deliver products to customers in a timely manner to meet our contractual obligations with customers and vendors could be materially and adversely affected.

Our commercial insurance does not cover losses that may occur as a result of events associated with war and terrorism. Although the Israeli government currently covers the reinstatement value of direct damages that are caused by terrorist attacks or acts of war, we cannot assure you that this government coverage will be maintained or that it will sufficiently cover our potential damages. Any losses or damages incurred by us could have a material adverse effect on our business.

As a result of the Israeli security cabinet’s decision to declare war against Hamas, several hundred thousand Israeli reservists were drafted to perform immediate military service. If any of our employees and consultants in Israel are called for service in the current war with Hamas, our operations may be disrupted by such absences, which may materially and adversely affect our business and results of operations. Additionally, the absence of employees of our Israeli suppliers and contract manufacturers due to their military service in the current war or future wars or other armed conflicts may disrupt their operations, in which event our ability to deliver products to customers may be materially and adversely affected. In addition, popular uprisings in various countries in the Middle East and North Africa have affected the political stability of those countries. Such instability may lead to a deterioration in the political and trade relationships that exist between the State of Israel and these countries, such as Turkey. Moreover, some countries around the world restrict doing business with Israel and Israeli companies, and additional countries may impose restrictions on doing business with Israel and Israeli companies if hostilities in Israel or political instability in the region continues or increases. These restrictions may limit materially our ability to obtain raw materials from these countries or sell our products to companies and customers in these countries. In addition, there have been increased efforts by activists to cause companies and consumers to boycott Israeli goods. Such efforts, particularly if they become more widespread, may materially and adversely impact our ability to sell our products outside of Israel.

Prior to the Hamas attack in October 2023, the Israeli government pursued extensive changes to Israel’s judicial system, which sparked extensive political debate and unrest. In response to such initiative, many individuals, organizations and institutions, both within and outside of Israel, have voiced concerns that the proposed changes may negatively impact the business environment in Israel including due to reluctance of foreign investors to invest or transact business in Israel as well as to increased currency fluctuations, downgrades in credit rating, increased interest rates, increased volatility in security markets, and other changes in macroeconomic conditions. The risk of such negative developments has increased in light of the recent Hamas attacks and the war against Hamas declared by Israel. To the extent that any of these negative developments do occur, they may have an adverse effect on our business, our results of operations and our ability to raise additional funds, if deemed necessary by our management and board of directors.